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                                                                    EXHIBIT 32.1




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the report of The Dwyer Group, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dina Dwyer-Owens, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:\s\ Dina Dwyer-Owens
   ---------------------------
Dina Dwyer-Owens
Chief Executive Officer
November 13, 2003




         A signed original of this written statement required by Section 906 has been provided to The Dwyer Group, Inc. and will be retained by The Dwyer Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.